77Q1

SUPPLEMENT TO VARIOUS PROSPECTUSES
SUPPLEMENT DATED JUNE 28, 2005

TO THE

PROSPECTUSES

OF THE

FUNDS INDICATED BELOW



The following supplements the section of each of the Prospectuses for the Funds listed below entitled Management:



On June 24, 2005, Citigroup Inc. (Citigroup) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (Legg Mason).



As part of this transaction, the funds investment adviser (the Manager), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.



The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.



Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the funds investment management contract with the Manager, and any related sub-advisory contract, where applicable. Therefore, the funds Board will be asked to approve a new investment management contract between the fund and the Manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract
(and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.




CITIFUNDS TRUST I

    SMITH BARNEY EMERGING MARKETS EQUITY FUND
    January 4, 2005

CITIFUNDS TRUST III

    CITI CONNECTICUT TAX FREE RESERVES SMITH BARNEY
CONNECTICUT MONEY MARKET PORTFOLIO Class A and
Y Shares
    December 31, 2004



1



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SB ADJUSTABLE RATE INCOME FUND
    September 28, 2004
Smith Barney Shares


SMITH BARNEY AGGRESSIVE GROWTH
FUND INC.
    December 29, 2004

SMITH BARNEY ALLOCATION SERIES INC.
    May 31, 2005
BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO

GROWTH PORTFOLIO

HIGH GROWTH PORTFOLIO

INCOME PORTFOLIO


SMITH BARNEY APPRECIATION FUND INC.
    April 30, 2005

SMITH BARNEY ARIZONA MUNICIPALS
FUND INC.
    September 28, 2004

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
    June 28, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.
    March 18, 2005

SMITH BARNEY EQUITY FUNDS
    May 31, 2005
SMITH BARNEY SOCIAL AWARENESS FUND


SMITH BARNEY FUNDAMENTAL VALUE
FUND INC.
    January 28, 2005

SMITH BARNEY FUNDS, INC.

SMITH BARNEY LARGE CAP VALUE FUND
    April 29, 2005
SMITH BARNEY SHORT-TERM INVESTMENT
GRADE BOND FUND
    April 29, 2005
U.S. GOVERNMENT SECURITIES FUND
    April 29, 2005
SMITH BARNEY INCOME FUNDS

SMITH BARNEY DIVIDEND AND INCOME FUND
    November 26, 2004
SB CONVERTIBLE FUND
    November 26, 2004
Smith Barney Shares

SMITH BARNEY DIVERSIFIED STRATEGIC
INCOME FUND
    November 26, 2004



2



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SMITH BARNEY EXCHANGE RESERVE FUND
    November 26, 2004
SMITH BARNEY HIGH INCOME FUND
    November 26, 2004
SMITH BARNEY MUNICIPAL HIGH INCOME FUND
    November 26, 2004
SB CAPITAL AND INCOME FUND
    April 29, 2005
Smith Barney Shares

SMITH BARNEY TOTAL RETURN BOND FUND
    November 26, 2004

SMITH BARNEY INSTITUTIONAL CASH
MANAGEMENT FUND INC.
    September 28, 2004
CASH PORTFOLIO

GOVERNMENT PORTFOLIO

MUNICIPAL PORTFOLIO


SMITH BARNEY INVESTMENT FUNDS INC.

SMITH BARNEY GOVERNMENT SECURITIES FUND
    April 29, 2005
SMITH BARNEY HANSBERGER GLOBAL VALUE FUND
    August 28, 2004
SMITH BARNEY INVESTMENT GRADE BOND FUND
    April 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS
 ALL CAP GROWTH AND VALUE FUND
    August 28, 2004
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS
 BALANCED ALL CAP GROWTH AND VALUE FUND
    August 2, 2004, as revised August 28, 2004
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS
  GLOBAL ALL CAP GROWTH AND VALUE FUND
    August 28, 2004
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS
 LARGE CAP GROWTH AND VALUE FUND
    August 28, 2004
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS
 ALL CAP AND INTERNATIONAL FUND
    April 1, 2005



3



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SMITH BARNEY REAL RETURN STRATEGY FUND
    November 8, 2004
SMITH BARNEY SMALL CAP VALUE FUND
    January 28, 2005
SMITH BARNEY SMALL CAP GROWTH FUND
    January 28, 2005

SMITH BARNEY INVESTMENT SERIES

SB GROWTH AND INCOME FUND
    February 25, 2005
Smith Barney Shares

SMITH BARNEY INTERNATIONAL FUND
    February 25, 2005
SMITH BARNEY DIVIDEND STRATEGY FUND
    February 25, 2005

SMITH BARNEY INVESTMENT TRUST

SMITH BARNEY INTERMEDIATE MATURITY
CALIFORNIA MUNICIPALS FUND
    March 28, 2005
SMITH BARNEY INTERMEDIATE MATURITY
NEW YORK MUNICIPALS FUND
    March 28, 2005
SMITH BARNEY LARGE CAPITALIZATION
GROWTH FUND
    March 28, 2005
SMITH BARNEY MID CAP CORE FUND
    March 28, 2005
SMITH BARNEY CLASSIC VALUES FUND
    March 28, 2005
SMITH BARNEY S&P 500 INDEX FUND
    April 30, 2005
Smith Barney Shares

Citi Shares


SMITH BARNEY MANAGED MUNICIPALS FUND INC.
    June 28, 2005

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
    March 29, 2005

SMITH BARNEY MONEY FUNDS, INC.
    April 29, 2005
CASH PORTFOLIO

GOVERNMENT PORTFOLIO


SMITH BARNEY MUNI FUNDS

CALIFORNIA MONEY MARKET PORTFOLIO
    July 29, 2004



4



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FLORIDA PORTFOLIO
    July 29, 2004
GEORGIA PORTFOLIO
    July 29, 2004
LIMITED TERM PORTFOLIO
    July 29, 2004
MASSACHUSETTS MONEY MARKET PORTFOLIO
    July 29, 2004
NATIONAL PORTFOLIO
    July 29, 2004
NEW YORK MONEY MARKET PORTFOLIO
    July 29, 2004
NEW YORK PORTFOLIO
    July 29, 2004
PENNSYLVANIA PORTFOLIO
    July 29, 2004

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
    July 29, 2004

SMITH BARNEY NEW JERSEY MUNICIPALS FUND, INC.
    July 29, 2004

SMITH BARNEY OREGON MUNICIPALS FUND
    August 27, 2004

SMITH BARNEY PRINCIPAL RETURN FUND

SECURITY AND GROWTH FUND
    March 30, 2005

SMITH BARNEY SECTOR SERIES FUND INC.
    February 25, 2005
SMITH BARNEY FINANCIAL SERVICES FUND

SMITH BARNEY HEALTH SCIENCES FUND

SMITH BARNEY TECHNOLOGY FUND


SMITH BARNEY SMALL CAP CORE FUND, INC.
    April 29, 2005

SMITH BARNEY TRUST II

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
    February 25, 2005
SMITH BARNEY INTERNATIONAL LARGE CAP FUND
    April 29, 2005
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND
    February 25, 2005
SMITH BARNEY CAPITAL PRESERVATION FUND
    February 25, 2005
SMITH BARNEY CAPITAL PRESERVATION FUND II
    February 25, 2005
SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND
    February 25, 2005



5



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SMITH BARNEY WORLD FUNDS, INC.

SMITH BARNEY INFLATION MANAGEMENT FUND
    February 28, 2005
INTERNATIONAL ALL CAP GROWTH PORTFOLIO
    February 28, 2005



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